Exhibit 99.3

 Nasdaq: BHAC  XCF intends to be a leading player in renewable energy, producing sustainable aviation fuel (“SAF”) to meet robust demand from the aviation industry due to its contribution to greenhouse gas emissions and climate change. XCF plans to scale and operate clean fuel production facilities engineered to the highest levels of compliance, reliability and quality to produce SAF and other biofuels. The company intends to expand from an initial annualized production capacity of 38M gallons of SAF in 2024(1) to over 150M gallons per year in less than 5 years(2).  Overview  Initial Nevada Site   XCF is poised to be a leading producer of sustainable aviation fuel in North America. The company’s SAF is made from renewable sources, such as non-food vegetable oil and used cooking oil, and can be used by the aviation industry in place of traditional fossil fuels to significantly reduce greenhouse gas emissions.  XCF and Focus Impact BH3 have entered into a definitive Business Combination Agreement that is expected to result in XCF becoming a publicly-listed company on the NYSE or Nasdaq.  Focus Impact BH3 is a SPAC sponsored by Focus Impact Partners with a vision of bringing a great company that is creating a positive impact for the world to the public markets to accelerate its growth. Focus Impact Partners is an experienced private investment partner committed to bringing capital and expertise to socially forward companies and helping those companies realize their growth and development objectives.   Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as exclusive financial advisor and joint capital markets advisor to XCF Global Capital. Height Capital Markets has been retained as joint capital markets advisor to XCF Global Capital. BTIG, LLC has been retained by Focus Impact BH3 as capital markets advisor.  Stradley Ronon Stevens & Young, LLP and Kirkland & Ellis LLP served as legal counsel to XCF Global Capital and Focus Impact BH3, respectively.   Assumptions:  (1) Acquisition of New Rise Renewables expected to be completed in 2024; the business combination with Focus Impact BH3 is conditioned on its completion. Production capacity refers to maximum production when facility is operational for the full year  (2) Contingent upon development of three additional facilities  At XCF Global Capital, we are committed to reducing the world’s carbon footprint by using various non-food feedstocks to produce clean-burning sustainable aviation fuel. Engineered to achieve net-zero emissions, our SAF will meet the growing demand for renewable fuels in the aviation sector.  The principals of Focus Impact Partners have significant expertise in the aviation, energy and decarbonization industries – in 2023 their special purpose acquisition company Focus Impact Acquisition Corp announced a business combination with DevvStream, a leading carbon credit project co-development and generation firm specializing in technology-based sustainability solutions.  Company  XCF Global Capital, Inc.  Business Partner  Nasdaq: BHAC  Annual SAF Production Capacity  Initial Nevada siteFuture sites  38M Gallons in 2024(1)   155M Gallons in 2028(2)  Implied Pro Forma Enterprise Value  $1.84B

 Outstanding Business Model with a Differentiated DesignStrategic use of non-food free fatty acids and modular plant design intended to facilitate rapid expansion to capitalize on robust demand for eco-friendly drop-in fuels  Strong Regulatory and Market Tailwinds for Sustainable FuelsShift in customer sentiment and new regulatory policies in the US and Europe provide massive tailwinds for both SAF supply and demand, driving a need for additional plants  Cash Flow VisibilityLong-term agreement in place with Fortune 50 company to provide non-food feedstock and offtake of renewable fuels (in process of extending to SAF), providing cash flow visibility and stability  Proven Technology and Feedstock SourcingFeedstock-agnostic pretreatment technology combined with non-food feedstock sourcing capabilities enables flexibility, cutting supply costs and mitigating risks from supply volatility by using cost-effective, varied inputs  Experienced Management TeamThe leadership team brings experience in engineering and operations from various sectors including energy and commodities  TRANSACTION HIGHLIGHTS  TRANSACTION OVERVIEW  SOURCES & USES  Deal Structure   Existing XCF shareholders rolling 100% of their equity and will own a pro forma equity ownership of 91.4%  Valuation  Transaction implies pro forma enterprise value of $1.84B  Implied pre-money enterprise value of $1.75B   Financing  Transaction expected to provide gross proceeds of up to approximately $70M  $50M intended PIPE to be raised as part of the business combination  $20M remaining in cash in trust  PF Shares Outstanding (M)  163.2   Share Price ($)  $10.00   PF Equity Value ($M)  $1,632  (+) Existing Debt ($M)  $258  (-) PF Cash ($M)  ($50)  PF Enterprise Value ($M)  $1,841   PRO FORMA OWNERSHIP  PRO FORMA VALUATION  Nasdaq: BHAC  xcf.global  Mihir Dange  Chief ExecutiveOfficer  Jade Liou  Chief Financial Officer  Joe Cunningham  Chief AccountingOfficer  Randy Soule  3rd Party Operations Partner Head of Engineering, Procurement and Construction  XCF Global Management Team  Early Mover AdvantageWill be positioned as the sole public pure-play SAF producer in the US, distinguishing itself from peers that are predominantly legacy crude oil refiners  Sources  ($M)  XCF Rollover  $1,392   XCF Rollover Equity Related to Note Conversion  100  Cash in Trust  20   PIPE Proceeds  50   Total  $1,562   Uses  ($M)  Equity to XCF  $1,392   Equity to XCF Convertible Note  100  Cash to Balance Sheet  50   Transaction Expenses  20   Total  $1,562  Shares (M)  % Own.  XCF Rollover Equity*  139.2  85.3%  Equity to XCF Convertible Note  10.0  6.1%  Public Shareholders  2.0  1.2%  PIPE Investors  5.0  3.1%  Sponsor Shares  5.8  3.5%  Outstanding SPAC Subscription Agreement  1.3  0.8%  Assumptions: $50M of equity financing is raised at $10 per share; currently there are no commitments for equity financing. $100M promissory note delivered to RESC Renewables LLC at closing of the New Rise acquisition will be converted to XCF common shares immediately prior to XCF merger, which will then convert into 10m NewCo common shares at closing. $258.5M of net debt on balance sheet prior to transaction (excluding $100M promissory note). $20M cash in trust remains at close; 100% of cash in trust is subject to redemption.163.2M pro forma shares outstanding valued at $10.00 per share. Charts and tables do not include 11.5M public and 6.4M private outstanding warrants. Pro forma ownership will be in a newly formed entity. Assumes the full $1.2M of capital is called under the subscription agreement and is reimbursed with shares.* Excludes equity issued in respect of XCF Convertible Note

DISCLAIMER

This presentation and any accompanying oral presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Focus Impact BH3 Acquisition Company (“Focus Impact”) and XCF Global Capital, Inc. (“XCF” or the “Company”) and the related transactions (the “Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Focus Impact and XCF, this Presentation and any information contained within it may not be (i) reported (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Business Combination or (iv) provided to any other person except your employees and advisors with a need to know who are advised of the confidentiality of the information. In addition, this Presentation is intended solely for investors that are, and by proceeding to participate in this Presentation you confirm that you are, qualified institutional buyers or institutions that are accredited investors (as such terms are defined under the rules of the Securities and Exchange Commission (the “SEC”). This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. Information disclosed in this Presentation is current as of the date of publication of this Presentation, and neither XCF nor Focus Impact undertakes or agrees to update this Presentation after the date hereof.

XCF and Focus Impact reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to one or more capital raising transactions at any time and without prior notice to the recipient of this Presentation or any other person or entity. XCF and Focus Impact also reserve the right, at any time and without prior notice and without assigning any reason therefor (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, a  capital raising transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. The recipient acknowledges that XCF, Focus Impact and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding a capital raising transaction. None of XCF, Focus Impact or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which any capital raising process is conducted.

By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person who has received material non-public information concerning a company from purchasing or selling securities of such company and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

Certain information included herein describes or assumes the terms that are or will be included in the agreements between the parties to the Business Combination. Such agreements and terms are subject to change. In addition, certain information included herein describes or assumes the completion by XCF of its acquisition of New Rise Renewables, LLC and New Rise SAF Renewables Limited Liability Company (together, “New Rise”). The consummation of the Business Combination and the New Rise acquisition are also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that  the Business Combination and/or the acquisition of New Rise will be consummated on the terms summarized herein or otherwise. As such, the subject matter of this Presentation is evolving and is subject to further change by Focus Impact and XCF in their joint and absolute discretion.

Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination described herein or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation, and no person may rely on any of the information or projections contained herein. To the fullest extent permitted by law, in no circumstances will Focus Impact, XCF, any placement agent or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or any opinions communicated in relation thereto or otherwise arising in connection therewith.

FORWARD-LOOKING STATEMENTS

This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, Focus Impact’s and XCF’s expectations with respect to future performance and anticipated financial impacts of the Business Combination and the acquisition of New Rise, estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of the closing conditions to the Business Combination and the New Rise acquisition and the timing of the completion of the Business Combination and the New Rise acquisition, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Focus Impact and its management, and XCF and its management, as the case may be, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the amount of redemptions by Focus Impact’s public stockholders in connection with the Business  Combination; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with respect to the Business Combination or the New Rise acquisition or with regard to the Company’ s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against Focus Impact, XCF, the combined company or others; (5) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of stockholders is not obtained; (6) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations; (7) the inability of XCF to successfully or timely consummate the New Rise acquisition, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (8) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (9) the ability of XCF to integrate the operations of New Rise and implement its business plan on its anticipated timeline, including the inability to launch operations in the New Rise plant in Reno, Nevada in the near future; (10) the risk that the proposed transactions disrupt current plans and operations of Focus Impact or XCF as a result of the announcement and consummation of the proposed transactions; (11) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the proposed transactions; (13) changes in applicable laws or regulations; (14) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (15) the possibility that Focus Impact, XCF or the combined company may be adversely affected by other economic, business, and/or competitive factors; (16) the availability of tax credits and other federal, state or local government support (17) risks relating to XCF’s and New Rise’s key intellectual property rights; and (18) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus relating to the initial public offering of Focus Impact BH3 Acquisition Company, dated October 4, 2021, and other filings with the SEC, including the registration statement on Form S-4 to be filed with the SEC by Focus Impact or a successor entity in connection with the transaction (the “Registration Statement”). If any of the risks actually occur, either alone or in combination with other events or circumstances, or Focus Impact’s or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Focus Impact or XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Focus Impact’s or XCF’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements should not be relied upon as representing Focus Impact’s or XCF’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. While Focus Impact or XCF may elect to update these forward-looking statements at some point in the future, Focus Impact and XCF specifically disclaim any obligation to do so.

Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither XCF nor Focus Impact has independently verified the data contained from these sources and cannot assure you of the data’s accuracy or completeness. Such data is subject to change. Recipients of this Presentation should not consider its contents, or any prior or subsequent communications from or with XCF or Focus Impact or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of XCF or Focus Impact. Recipients of this Presentation should each consult their own legal adviser, independent financial adviser or tax adviser for legal, financial or tax advice, make their own evaluation of XCF and Focus Impact and of the relevance and adequacy of the information and make such other investigations as they deem necessary.

Some of the data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. XCF and Focus Impact assume no obligation to update the information in this Presentation.

Investments in any securities described herein have not been approved or disapproved by the SEC or any other regulatory authority, nor has the SEC or any other regulatory authority passed upon or endorsed the merits of the Business Combination or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with XCF or Focus Impact, or an endorsement or sponsorship by or of XCF or Focus Impact. Solely for convenience, the trademarks, service marks, trade names and copyrights of XCF referred to in this Presentation may appear without the TM, SM or © symbols, but such references are not intended to indicate, in any way, that XCF will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Use of Projections

This Presentation contains financial forecasts with respect to XCF’s projected financial results for certain future periods. Neither XCF’s nor Focus Impact’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial Information are inherently uncertain, and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of XCF or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. See “Forward-Looking Statements” above. The projected financial results reflect numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions, and various other factors, all of which are difficult to predict and many of which are beyond XCF’s control, such as the risks and uncertainties set forth in the section entitled “Risk Factors” in the Appendix to this Presentation. Furthermore, the projected financial results do not take into account any circumstances or events occurring after the date on which the projected financial results were prepared, which was on or around March 2024.

Non-GAAP Measures

This Presentation includes certain financial measures not presented in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items are significant in understanding and assessing XCF’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that XCF’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. XCF believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to XCF’s financial condition and results of operations. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, XCF is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Additional Information and Where to Find It

In connection with the Business Combination, Focus Impact and XCF intend to prepare, and Focus Impact (or a newly-formed successor entity) intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the securities to be issued in connection with the Business Combination, a proxy statement with respect to the stockholders’ meeting of Focus Impact to vote on the Business Combination and certain other related documents. Investors, securityholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus in connection with Focus Impact’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about Focus Impact, XCF and the Business Combination. When available, Focus Impact will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the Business Combination. This Presentation is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Focus Impact will send to its stockholders in connection with the Business Combination. Once the Registration Statement is declared effective, copies of the Registration Statement, including the definitive proxy statement/prospectus and other documents filed by Focus Impact, XCF or a newly formed successor entity with the SEC, may be obtained, free of charge, by directing a request to Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Focus Impact and its directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies of Focus Impact’s stockholders in connection with the Business Combination under SEC rules. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Focus Impact’s stockholders in connection with the Business Combination will be in the Registration Statement and the proxy statement/prospectus included therein, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Focus Impact’s directors and officers in Focus Impact’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of Focus Impact for the Business Combination.

XCF and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Focus Impact in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus of Focus Impact for the Business Combination when available.

You may obtain free copies of these documents as described in the paragraph “Additional Information and Where to Find It.”

No Offer or Solicitation

This Presentation relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations. If any of the followingrisks actually occur, either alone or in combination with other events or circumstances, our business, financial condition, results of operations and future prospects could be adversely affected and, in that event, you could lose all or part of your investment. The risks and uncertainties summarized below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that could adversely affect our business. You should also review the information included above under “Disclaimer” for a description of certain additional risks. Unless otherwise noted, all references in this section to “XCF,” “we,” “our” or “us” refer to the business of XCF Global, including the business of New Rise Renewables, prior to the consummation of the proposed business combination (the “Business Combination”) with Focus Impact BH3 Acquisition Co. (“Focus Impact”), and to the combined public company and its subsidiaries following the consummation of the Business Combination.

The list of risk factors presented below has been prepared solely for potential private placement investors in connection with the proposed private placement and not for any other purpose. Accordingly, the list is qualified in its entirety by disclosures contained in future documents filed with or furnished to the Securities and Exchange Commission by XCF Global, Focus Impact and/or a successor entity, including the documents filed or furnished in connection with the proposed Business Combination. The risks factors described in those filings may differ significantly from and be more extensive that those presented below. The list below speaks only as of the date of this presentation, and neither XCF Global nor Focus Impact undertakes any obligation to update the disclosures presented herein.

•	XCF has not yet completed its acquisition of New Rise, and any delay in closingthe transaction could delay our ability to integrate operations and implement our business plan.
•	XCF is recently formed, has a limited operating history and its senior management team has limited experience in the renewable fuels industry .
•	We will rely on service providers, including a related party, to operate our Nevada, Florida and North Carolina plants.
•	Neither XCF Global nor New Rise has experience commercially producing SAF.
•	New Rise has not yet completed the conversion of its plant to SAF and has not commenced producing SAF.
•	XCF does not have a track record of developing SAF or other biofuel plants, and will rely, in part, on service providers, including a related party, to develop additional SAF plants.
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Our results of operations will be adversely affected if we are unable to fund the conversion of the New Rise and our Southeast facilities to SAF, or if we experience cost overruns or logistical or other delays in the conversion.

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We currently have only one supplier of feedstock and our ability to operate would be adversely affected if there was any disruption in the supplier’s ability to supply us or if our relationship was terminated for some reason.

•	We currently do not have agreements in place for alternative or additional sources of feedstock.
•	Our financial results may be materially affected by fluctuations in market prices, including for feedstock and SAF.
•	We may not be able to achieve our goal of vertically integrating our feedstock sources.
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We are currently negotiating with our off-take partner to extend our renewable fuels off-take agreement to include SAF, and if we are unable to extend that agreement to include SAF or enter into alternative off-take arrangements our results of operations will be adversely affected.

•	We may not be able to secure long-term agreements for feedstock and offtake for future facilities on acceptable terms, or at all.
•	Unanticipated operational problems at our facilities, includingdowntime and unplanned maintenance, could have a material adverse effect on our results of operations.
•	Significant differences in prices between SAF and traditional petroleum-based aviation fuel may limit the market for SAF or makeit difficult for us to price our SAF product at a profitable level.
•	Any failure of ours to accurately forecast demand for SAF could result in unexpected shortfalls or surpluses that could negatively affect our results of operations.
•	Market acceptance of SAF as a product blended with traditional petroleum-based aviation fuel is uncertain.
•	Demand for SAF will depend, in part, on the establishment of market standards for blending ratios of SAF and petroleum-based aviation fuel.
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We face competition from established SAF producers and expect additional competition from new entrants currently developing SAF production facilities and possible additional entrants in the future, many of whom have greater resources and experience than we do.

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Future entrants to the SAF market may quickly dominate the market and erode XCF’s market position due to their having a more established operating history and customer base, greater brand awareness and greater financial and other resources.

•	Competitors that produce their own supply of feedstocks may have a competitive advantage over us.
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Technological innovation in SAF production or in the production of fuel alternatives to SAF could cause our SAF product to become uneconomical or obsolete, or require substantial capital investment to upgrade our production facilities.

•	Our growth may be limited if we are not able to acquire and develop additional production sites or if we are not able to cost-effectively fund the acquisition and development of such sites.
•	We may not successfully identify and complete acquisitions on favorable terms or achieve anticipated benefits relating to any acquisitions.
•	Acquisition and development of additional production sites may not occur on our anticipated timelines or at all.
•	Acquiring additional production sites or assets involves numerous risks, includingpotential exposure to pre-existing liabilities.
•	Our acquisitions could result in unforeseen operating difficulties and expenditures and will require significant management resources.
•	We may experience unanticipated delays in completing development and obtaining necessary regulatory permits for acquired properties and assets.
•	We expect to need to raise substantialadditional capital to fund our operations and planned growth and our ability to obtainsufficient funding on acceptable terms, or at all, is uncertain.
•	We plan to incur additional indebtedness in the future to meet our fundingneeds, which could adversely affect our financial and operatingflexibility, financialcondition and competitive position.
•	We rely on the expertise of our management and other key personnel, and the loss or departure of any could significantly harm our business and prospects.
•	A shortage of skilled labor or disruptions in our or our plant operations service provider’s labor force may make it difficult to maintain labor productivity.
•	If we are unable to manage our growth and expand our operations successfully, our reputation and brand may be damaged.

•	Our management has limited experience in operating a public company.
•	A significant interruption or casualty loss at any of our production facilities could significantly reduce our revenue.
•	Our insurance policies do not cover all losses, costs, or liabilities that we may experience.
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Successful implementation of our business plan will depend in large part upon tax credits and other government incentives and favorable government policies toward renewable fuels, any of which could change at any time.

•	Our business will be adversely affected if we experience material delays in regulatory approvals for use of SAF and constructingand operatingour current and future production facilities.
•	We could incur substantial costs or disruptions in our business if we cannot obtain or maintain necessary permits and authorizations.
•	We expect to incur substantial capital expenditures and operating costs as a result of our compliance with existingand future health, safety, environmental and other laws and regulations.
•	Our operations entail inherent safety and environmental risks, which may result in substantial liability to us.
•	Current or future government regulations and policies may restrict our operations and ability to compete.
•	We may be subject to product liability claims, which could result in material expense, diversion of management time and attention and damage to our business, reputation and brand.
•	Concerns regarding the environmental impact of fuel production, includingrenewable fuels, could affect public policy in ways that could adversely affect our business.
•	We plan to use hedging arrangements to attempt to mitigate certain risks, but the use of such arrangements could have a materialadverse effect on our results of operations.
•	A cyber-attack on, or other failure of, our technology infrastructure could adversely affect our business and assets.
•	We depend on certain technologies that are licensed to us.
•	Inflation may adversely affect our profitability by increasing our costs.
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Natural or man-made disasters, social, economic and political instability, pandemics, epidemics or other disease outbreaks, and other similar events may significantly disrupt our and our customers’ businesses.

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Followingthe Business Combination, a small number of stockholders will own a substantial majority of our stock, giving them material influence over the outcome of matters requiringa stockholder vote, including the election of directors and the approval of material, matters and their interests may not align with the interest of other stockholders

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If Focus Impact fails to comply with the listing requirements of Nasdaq, Focus Impact would face possible delisting, which could limit investors’ ability to make transactions in its securities and subject it to additional trading restrictions.

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Focus Impact currently is, and XCF will be, an “emerginggrowth company” within the meaning of the Securities Act of 1933, and if the combined company takes advantage of certain exemptions from disclosure requirements available to emerginggrowth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

•	The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed.
•	The value of the shares held by Focus Impact’s sponsor following completion of the Business Combination may be substantially higher that the price paid for them.
•	The Focus Impact officers and directors may have conflicts of interest in connection with the Business Combination distinct from your interests.
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If financing is not identified by the parties to the Business Combination or fails to close and sufficient Focus Impact stockholders exercise their redemption rights in connection with the Business Combination, the combined company may lack sufficient funds followingthe Business Combination.

•	A majority of our total outstandingshares will not be subject to any contractual trading restrictions and may be resold shortly after the consummation of the Business Combination.
•	Focus Impact’s public stockholders will experience dilution due to the issuance of securities to existing XCF equity holders entitling them to significant voting stake in the combined company.
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If a significant number of shares of Focus Impact Class A Common Stock is elected to be redeemed in connection with the Business Combination, the stock ownership of the combined company will be highly concentrated, which will reduce the public “float” and may have a depressive effect on the market price of the common stock of the combined company.

•	Focus Impact may be unable to continue as a goingconcern if it does not consummate an initial business combination by July 31, 2024.
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In connection with the Business Combination, Focus Impact’s sponsor and its officers, directors, advisors or their respectiveaffiliates may elect to purchase Focus Impact Class A common stock from public stockholders, which may reduce the public float of the Focus Impact Class A common stock.

•	The proceeds held in Focus Impact’s Trust Account could be reduced and the per-share redemption amount received by Focus Impact stockholders may be less than $10.10 per share.
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If, after Focus Impact distributes the proceeds in the Trust Account to Focus Impact’s public stockholders that have elected to redeem their shares, Focus Impact files a bankruptcy petition or an involuntary bankruptcy petition is filed against Focus Impact that is not dismissed, a bankruptcy or insolvency court may seek to recover such proceeds, and the members of Focus Impact’s board of directors may be viewed as having breached their fiduciary duties to its creditors, thereby exposingthe members of its board of directors and Focus Impact to claims of punitive damages.

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Other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-4 to be filed in connection with the Business Combination or in other documents filed by Focus Impact with the SEC.